Exhibit 32.1
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S. C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report on Form 10-Q of Melinta Therapeutics, Inc. (the “Company”) for the period ended September 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jennifer A. Sanfilippo, interim Chief Executive Officer and Director (Principal Executive Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 12, 2019

/s/ Jennifer A. Sanfilippo
Jennifer A. Sanfilippo
interim Chief Executive Officer and Director (Principal Executive Officer)